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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: AUGUST 14, 2002
                        (Date of earliest event reported)



                        HORNBECK OFFSHORE SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                333-69286                              72-1375844
  (State or other jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
   incorporation or organization)                                                              Number)

           414 NORTH CAUSEWAY BLVD
               MANDEVILLE, LA                                                                  70448
  (Address of Principal Executive Offices)                                                   (Zip Code)

                                 (985) 727-2000

              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE

     On August 14, 2002, Hornbeck Offshore Services, Inc., a Delaware corporation (the "Company"), submitted the following certifications of its Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, in correspondence to the Securities and Exchange Commission accompanying the Company's Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002 (the "Report"):

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Hornbeck Offshore Services, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd M. Hornbeck, President, Chief Executive Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated:       August 14, 2002

                                             /s/ TODD M. HORNBECK
                                             -----------------------------------
                                             Todd M. Hornbeck,
                                             President, Chief Executive Officer
                                             and Secretary


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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Hornbeck Offshore Services, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James O. Harp, Jr., Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated:       August 14, 2002

                                    /s/ JAMES O. HARP, JR.
                                    --------------------------------------------
                                    James O. Harp, Jr.
                                    Vice President and Chief Financial Officer


     The information in this Current Report is being furnished pursuant to
Item 9 and, pursuant to general instruction B.2. of Form 8-K, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Hornbeck Offshore Services, Inc.


Date:  August 14, 2002            By: /s/ JAMES O. HARP, JR.
                                      ------------------------------------------
                                      James O. Harp, Jr.
                                      Vice President and Chief Financial Officer


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